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                                                                EXHIBIT 10.29(b)


                                LIST OF EXHIBITS
                                     TO THE
                     UNDERWRITERS LETTER OF CREDIT FACILITY



EXHIBIT NUMBER     DESCRIPTION
--------------     -----------

      A            Form of Letter of Credit Agreement

      B            Form of Transfer Supplement

      C            Contents of Opinions of Counsel

      D            Form of Compliance Certificate

      E            List of Existing Letters of Credit

      F            Letter of Credit Application

     2.01(b)       Form of Evergreen Provision

     3.03          Approvals and Consents

     3.04          Governmental Consents

     3.05          Financial Statements

     3.07          Taxes

     3.09          Insurance Licenses

     3.13          Environmental Laws

     3.16          Capitalization

     3.17          ERISA

     3.23          Ownership of Properties

     3.24          Indebtedness

     6.14          Investments

     6.16          Liens